Rule 497(e)

File Nos. 333-70963 and 811-09201

Executive Benefit VUL II – Prospectus

Executive Benefit VUL - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy Offered by Great-West Life & Annuity Insurance Company in connection with its COLI VUL-2 Series Account

Supplement dated July 15, 2020 to the Prospectus and

Statement of Additional Information ("SAI") dated May 1, 2020

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2020.

As of the close of business April 30, 2020 ("Closing Date"), the BNY Mellon VIF International Equity Portfolio ("Liquidated Fund") was liquidated. Effective as of the Closing Date, any assets remaining in the Sub-Account for the Liquidated Fund were invested in the Sub-Account for the Great-West Government Money Market Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Liquidated Fund should contact the Retirement Resource Operations Center immediately to make alternate arrangements.

If you have any questions or would like assistance, please contact the Company toll-free at (888) 353-2654.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1,

2020.

Please read this Supplement carefully and retain it for future reference.